Exhibit 10.8

Barington/Hilco Acquisition Corp.

888 Seventh Avenue, 17th Floor

New York, New York 10019

Gentlemen:

Barington/Hilco Acquisition Corp. (“Company”), a blank check company formed for the purpose of acquiring one or more businesses or entities (a “Business Combination”), intends to register its securities under the Securities Act of 1933, as amended (“Securities Act”), in connection with its initial public offering (“IPO”).

The undersigned commits to purchase an aggregate of 10,000 units (“Private Units”) of the Company, each Private Unit consisting of one share of common stock, par value $0.0001 per share of the Company (“Common Stock”), one right (“Right”) each entitling the holder to receive one-tenth (1/10) of one share of Common Stock upon consummation of a Business Combination, and one warrant (“Warrant”) to purchase one half (1/2) of one share of Common Stock with an exercise price of $12.50 per whole share, at $10.00 per Private Unit, or an aggregate purchase price of $100,000 (the “Purchase Price”). At least twenty-four (24) hours prior to the effective date of the Registration Statement, the undersigned will cause the Purchase Price to be delivered to Kramer Levin Naftalis & Frankel LLP (“KL”), counsel for the Company, by wire transfer as set forth in the instructions attached as Exhibit A to hold in a non-interest bearing account until the Company consummates the IPO.

The consummation of the purchase and issuance of the Private Units shall occur simultaneously with the consummation of the IPO. Simultaneously with the consummation of the IPO, KL shall deposit the Purchase Price, without interest or deduction, into the trust fund (“Trust Fund”) established by the Company for the benefit of the Company’s public stockholders as described in the Registration Statement. If the Company does not complete the IPO within six (6) months from the date of this letter (subject to a six (6) month extension at the Company’s option in its sole discretion), the Purchase Price (without interest or deduction) will be returned to the undersigned.

Each of the Company and the undersigned acknowledges and agrees that KL is serving hereunder solely as a convenience to the parties to facilitate the purchase of the Private Units and KL’s sole obligation under this letter agreement is to act with respect to holding and disbursing the Purchase Price for the Private Units as described above. KL shall not be liable to the Company or the undersigned or any other person or entity in respect of any act or failure to act hereunder or otherwise in connection with performing its services hereunder unless KL has acted in a manner constituting gross negligence or willful misconduct. The Company shall indemnify KL against any claim made against it (including reasonable attorney’s fees) by reason of it acting or failing to act in connection with this letter agreement except as a result of its gross negligence or willful misconduct. KL may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties.

The Private Units will be identical to the units to be sold by the Company in the IPO, except that the Warrants included in the Private Units will be non-redeemable, may be exercised on a cashless basis and may be exercisable for unregistered shares of Common Stock even if the prospectus relating to the shares of Common Stock issuable upon exercise of the warrants is not current and effective, in each case, so long as they continue to be held by the undersigned or its permitted transferees. Additionally, the undersigned agrees:

•	to vote the shares of Common Stock included in the Private Units in favor of any proposed Business Combination;

•	not to propose, or vote in favor of, an amendment to the Company’s amended and restated certificate of incorporation with respect to the Company’s pre-Business Combination activities prior to the consummation of such a Business Combination unless the Company provides dissenting public shareholders with the opportunity to convert their public shares in connection with any such vote;

•	not to convert any shares of Common Stock included in the Private Units into the right to receive cash from the Trust Fund in connection with a shareholder vote to approve either a Business Combination or an amendment to the provisions of the Company’s amended and restated certificate of incorporation relating to shareholders’ rights or pre-business combination activity;

•	subject to the immediately following bullet restricting transferability during the 180 days following the effective date of the Registration Statement in accordance with Rule 5110(g)(1) of the FINRA Manual, the Private Units and underlying securities will not be transferable until after the completion of a Business Combination except (i) to the Company’s officers, directors and employees, to the undersigned’s affiliates, or to its members upon its liquidation, (ii) to relatives and trusts for estate planning purposes, (iii) by virtue of the laws of descent and distribution upon death, (iv) pursuant to a qualified domestic relations order, (v) by private sales made in connection with the consummation of a Business Combination at prices no greater than the price at which the Private Units were originally purchased or (vi) to the Company for cancellation in connection with the consummation of a Business Combination, in each case (except for clause vi) where the transferee agrees to the terms of the transfer restrictions

•	notwithstanding anything to the contrary, in accordance with Rule 5110(g)(1) of the FINRA Manual, the Private Units and underlying securities will not be sold, transferred, assigned, pledged or hypothecated, nor shall they be the subject of any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of the securities, for 180 days following the effective date of the Registration Statement, except to any underwriter and selected dealer participating in the IPO and their bona fide officers or partners;

•	the Private Units will be subject to customary registration rights, pursuant to a Registration Rights Agreement on terms agreed upon by the Company and the Underwriters to be filed as an exhibit to the Registration Statement, provided that notwithstanding anything herein or therein contained to the contrary, the undersigned may not exercise its demand or piggyback registration rights pursuant to such agreement after five (5) and seven (7) years after the effective date of the Registration Statement, respectively;

•	notwithstanding anything to the contrary, in accordance with Rule 5110 of the FINRA Manual, none of the securities underlying the Private Units shall be exercisable after the five year anniversary of the effective date of the Registration Statement;

•	notwithstanding anything to the contrary, the Private Units (and underlying securities) to be received hereunder will comply in all respects with FINRA Rule 5110, including but not limited to FINRA Rule 5110(f)(2)(G); and

•	the undersigned will not participate in any liquidation distribution with respect to the Private Units (but will participate in liquidation distributions with respect to any units or shares of Common Stock purchased by the Undersigned in the IPO or in the open market) if the Company fails to consummate a Business Combination.

The undersigned hereby represents and warrants that:

(a)	it has been advised that the Private Units have not been registered under the Securities Act;

(b)	it is acquiring the Private Units for its account for investment purposes only;

(c)	it has no present intention of selling or otherwise disposing of the Private Units in violation of the securities laws of the United States;

(d)	it is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended;

(e)	it has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder;

(f)	it is familiar with the proposed business, management, financial condition and affairs of the Company;

(g)	it has full power, authority and legal capacity to execute and deliver this letter and any documents contemplated herein or needed to consummate the transactions contemplated in this letter; and

(h)	this letter constitutes its legal, valid and binding obligation, and is enforceable against it.

Very truly yours,

EarlyBirdCapital, Inc.

By:

Name:
Title:

Accepted and Agreed:

BARINGTON/HILCO ACQUISITION CORP.

By:
Name:
Title:

Kramer Levin Naftalis & Frankel LLP (solely with respect to its obligations to hold and disburse monies for the Private Units)

By:
Name:
Title:

Exhibit A